EX-99.23.q

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this   13th   day of December, 2006.

ATTEST:

CAMCO INVESTORS TRUST

By:

/s/ Eric Weitz

By:

/s/ Dennis M. Connor

Eric Weitz, Secretary

Dennis M. Connor, President

STATE OF

Virginia

)

)

ss:

COUNTY OF

Clarke

)

Before me, a Notary Public, in and for said county and state, personally appeared Dennis M. Connor, President, and Eric Weitz, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   13th   day of December, 2006.

/s/ Elizabeth A. Purvis

Notary Public

My commission expires:

7-31-2008

CERTIFICATE

The undersigned, Secretary of CAMCO INVESTORS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 10, 2006, and is in full force and effect:

WHEREAS, CAMCO INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  December 14, 2006

/s/  Eric Weitz

Eric Weitz, Secretary

CAMCO INVESTORS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   10th   day of November, 2006.

/s/ Dennis M. Connor

Dennis M. Connor

Trustee and President

STATE OF

Virginia

)

)

ss:

COUNTY OF

Clarke

)

Before me, a Notary Public, in and for said county and state, personally appeared Dennis M. Connor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   10th   day of November, 2006.

/s/ Tara D. Owens

Notary Public

My commission expires:

Aug. 31, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2006.

/s/  Paul Berghaus

Paul Berghaus

Treasurer

STATE OF Virginia

 )

 )

ss:

COUNTY OF Clarke

 )

Before me, a Notary Public, in and for said county and state, personally appeared Paul Berghaus, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of December, 2006.

/s/  Elizabeth J. Irwins

Notary Public

My commission expires:  July 31, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   10th   day of November, 2006.

/s/ Richard Bruss

Col. Richard Bruss

Trustee

STATE OF

Virginia

)

)

ss:

COUNTY OF

Clarke

)

Before me, a Notary Public, in and for said county and state, personally appeared Col. Richard Bruss, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   10th   day of November, 2006.

/s/ Tara D. Owens

Notary Public

My commission expires:

Aug. 31, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   10th   day of November, 2006.

/s/ Charles J. Bailey

Charles J. Bailey

Trustee

STATE OF

Virginia

)

)

ss:

COUNTY OF

Clarke

)

Before me, a Notary Public, in and for said county and state, personally appeared Charles J. Bailey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   10th   day of November, 2006.

/s/ Tara D. Owens

Notary Public

My commission expires:

Aug. 31, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CAMCO INVESTORS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   14th  day of November, 2006.

/s/ Malcolm R. Uffelman

Malcolm R. Uffelman

Trustee

STATE OF

Virginia

)

)

ss:

COUNTY OF

Frederick

)

Before me, a Notary Public, in and for said county and state, personally appeared Malcolm R. Uffelman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   14th   day of November, 2006.

/s/ Tina L. Hickerson

Notary Public

My commission expires: January 31, 2010